UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07838

American Select Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

(800) 677-3863
(Registrant's telephone number, including area code)

Date of fiscal year end: August 31, 2008

Date of reporting period: November 30, 2007

Item 1. Schedules of Investments.

Schedule of INVESTMENTS (unaudited)

American Select Portfolio	November 30, 2007

Description of Security	Date Acquired	Par Value	Cost	Value (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) — 3.2%
Fixed Rate — 3.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$1,928,885	$1,977,782	$1,956,991
7.50%, 12/1/29, #C00896		281,892	277,128	301,521
Federal National Mortgage Association,
5.00%, 11/1/17, #657356		1,037,462	1,041,958	1,040,781
6.50%, 6/1/29, #252497		1,012,840	1,006,668	1,049,655
7.50%, 5/1/30, #535289		66,588	64,564	71,064
8.00%, 5/1/30, #538266		23,335	23,068	24,913

Total U.S. Government Agency Mortgage-Backed Securities			4,391,168	4,444,925

Corporate Notes — 6.3%
Fixed Rate (c) — 6.3%
Stratus Properties I, 6.56%, 12/31/11 (f)	12/28/00	5,000,000	5,000,000	5,150,000
Stratus Properties VII, 6.92%, 12/31/11 (f)	6/1/07	3,500,000	3,500,000	3,605,000

Total Corporate Notes			8,500,000	8,755,000

Whole Loans and Properties Mortgages (c) (d) — 110.0%
Commercial Loans — 72.6%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (b)	12/22/04	5,075,912	5,075,912	5,138,344
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 (b)	10/31/06	4,038,727	4,038,727	4,200,276
Best Buy, Fullerton, CA, 8.63%, 1/1/11 (b)	12/29/00	1,747,505	1,747,505	1,817,406
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11 (b) (f)	6/21/06	6,500,000	6,500,000	6,695,000
Clear Lake Central I, Webster, TX, 6.63%, 8/1/11 (b) (f)	7/27/06	7,100,000	7,100,000	7,429,946
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 (f)	9/7/06	500,000	500,000	520,000
George Gee Hummer, Liberty Lake, WA, 7.23%, 7/1/10 (b) (f)	6/30/05	2,125,000	2,125,000	2,231,250
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (b) (f)	6/30/05	4,675,000	4,675,000	4,908,750
George Gee Pontiac II, Liberty Lake, WA, 7.78%, 7/1/10 (f)	9/14/06	750,000	750,000	787,500
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10 (b) (f)	9/14/06	2,500,000	2,500,000	2,625,000
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (b)	2/23/06	9,443,590	9,443,590	9,726,898
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11	2/23/06	1,197,340	1,197,340	1,072,438
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10 (f)	7/18/07	3,520,000	3,520,000	3,639,478
Kolb Plaza II, Tucson, AZ, 9.88%, 8/1/10 (f)	7/18/07	440,000	440,000	404,258
Landmark Bank Center, Euless, TX, 5.85%, 7/1/09 (g)	7/1/04	4,629,128	4,629,128	4,123,584
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17 (b) (f)	5/23/07	2,175,000	2,175,000	2,283,750
Northrop Grumman Campus I, Colorado Springs, CO, 7.94%, 12/1/08 (b) (e) (f)	11/15/05	5,700,000	5,700,000	5,748,916
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/08 (f)	11/15/05	500,000	500,000	489,706
Oxford Mall, Oxford, MS, 8.69%, 12/1/07 (e) (f)	9/24/04	4,600,000	4,600,000	4,580,487
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	5/12/03	4,876,655	4,876,655	5,120,488
Point Plaza, Turnwater, WA, 8.43%, 1/1/11	12/14/00	5,947,617	5,947,617	6,009,909
RL Stowe Portfolio, Chattanooga, TN, 6.83%, 11/1/12 (b)	10/12/07	8,225,000	8,225,000	8,471,750
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17	6/28/07	5,224,593	5,224,593	5,485,822
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	8/2/02	3,774,365	3,774,365	3,963,083
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,409,604	2,409,604	2,530,084
			97,675,036	100,004,123

Multifamily Loans — 37.4%
Blossom Corners Apartments I, Orlando, FL, 8.19%, 2/1/09 (e) (f)	1/19/06	3,750,000	3,750,000	3,780,606
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	4,526,831	4,526,831	4,753,173
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	573,548	573,548	602,225
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09	12/30/98	3,536,156	3,536,156	3,606,879
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	3/24/99	2,601,858	2,601,858	2,653,895
Fountain Villas, Phoenix, AZ, 8.19%, 9/1/08 (e) (f)	8/8/05	1,825,000	1,825,000	1,825,000
Greenwood Residences, Milton, WA, 7.63%, 4/1/08 (b)	3/12/98	2,112,382	2,112,382	2,112,382
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10 (f)	9/10/07	2,700,000	2,700,000	2,781,000
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12	7/2/02	6,005,508	6,005,508	5,895,634
Keystone Crossings, Springdale, AR, 8.15%, 7/1/10 (f)	6/27/07	4,024,000	4,024,000	3,841,350
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 10/1/10 (f)	10/01/07	5,400,000	5,400,000	5,670,000
Revere Apartments, Revere, MA, 6.28%, 3/1/12 (b)	3/8/07	1,687,228	1,687,228	1,738,559

2007 Quarterly Report  American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (continued)

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)
RP Urban Partners, Oxnard, CA, 8.19%, 3/1/10 (e) (f)	2/23/05	$5,000,000	$5,000,000	$5,016,130
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	6/5/03	6,845,627	6,845,627	7,187,907
			50,588,138	51,464,740
Total Whole Loans and Participation Mortgages			148,263,174	151,468,863

Preferred Stocks — 21.9%
Real Estate Investment Trusts — 21.9%
AMB Property, Series M (b)		8,700	222,285	187,572
AMB Property, Series O (b)		55,000	1,375,000	1,197,971
BRE Properties, Series C (b)		68,000	1,713,000	1,425,960
BRE Properties, Series D (b)		3,434	86,548	72,080
Developers Diversified Realty, Series H (b)		13,437	338,536	298,033
Developers Diversified Realty, Series I (b)		52,912	1,356,657	1,182,583
Duke Realty, Series L (b)		71,000	1,787,780	1,486,030
EastGroup Properties, Series D (b)		70,400	1,793,795	1,759,296
Equity Residential Properties, Series N		40,000	1,004,000	864,800
Health Care Properties, Series E (b)		3,510	90,207	73,184
Health Care Properties, Series F (b)		42,800	1,079,840	882,108
Hospitality Properties Trust, Series C (b)		135,000	3,318,000	2,598,750
HRPT Properties Trust, Series C (b)		50,000	1,250,000	1,082,500
Kimco Realty, Series G (b)		40,000	1,000,000	942,000
PS Business Parks, Series H (b)		30,000	744,036	628,500
PS Business Parks, Series I (b)		16,000	388,272	325,920
PS Business Parks, Series M (b)		22,210	554,629	473,073
Public Storage, Series E (b)		65,000	1,627,750	1,376,700
Public Storage, Series M (b)		68,000	1,700,000	1,406,920
Realty Income, Series D (b)		60,000	1,521,000	1,416,000
Realty Income, Series E (b)		49,500	1,247,400	1,046,925
Regency Centers, Series C (b)		20,000	491,000	444,800
Regency Centers, Series D (b)		5,888	151,779	129,830
Regency Centers, Series E (b)		64,000	1,592,900	1,330,003
UDR, Series G (b)		120,000	3,000,000	2,475,600
Vornado Realty Trust, Series F (b)		119,400	2,983,692	2,452,476
Vornado Realty Trust, Series I (b)		6,000	139,500	122,400
Weingarten Realty Investors, Series F (b)		120,000	3,000,000	2,442,000

Total Preferred Stocks			35,557,606	30,124,014

Total Investments in Unaffiliated Securities			196,711,948	194,792,802

Short-Term Investment — 0.4%
First American Prime Obligations Fund, Class Z (h)		585,161	585,161	585,161

Total Investments in Securities (i)— 141.8%			$197,297,109	$195,377,963

Other Assets and Liabilities, Net — (41.8)%				(57,638,541)

Total Net Assets — 100%				$137,739,422

2007 Quarterly Report  American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (continued)

Notes to Schedule of Investments:
(a)
Security valuations for the fund’s investments (other than whole loans and participation mortgages) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

The fund’s investments in whole loans (single family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. (“FAF Advisors”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in negotiations between the fund and third parties.

As of November 30, 2007, the fund held fair value securities with a value of $160,223,863 or 116.3% of net assets.

(b)	On November 30, 2007, securities valued at $120,287,823 were pledged as collateral for the following outstanding reverse repurchase agreements.

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$4,231,110	11/8/07	4.90%	12/7/07	$13,246	(1)
39,125,000	11/1/07	5.56%	12/3/07	181,361	(2)
14,789,000	11/8/07	5.37%	12/10/07	38,208	(3)
$ 58,145,110				$232,815

*	Interest rate as of November 30, 2007. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,928,885 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $281,892 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,037,462 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,012,840 par
Federal National Mortgage Association, 7.50%, 5/1/30, $66,588 par

2007 Quarterly Report  American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (continued)

Federal National Mortgage Association, 8.00%, 5/1/30, $23,335 par
(2)	Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,075,912 par
ABC Conoco, 6.65%, 11/1/11, $4,038,727 par
Best Buy, 8.63%, 1/1/11, $1,747,505 par
Cingular Wireless Building, 7.03%, 7/1/11, $6,500,000 par
Clear Lake Central I, 6.63%, 8/1/11 $7,100,000 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,601,858 par
George Gee Hummer, 7.23%, 7/1/10, $2,125,000 par
George Gee Pontiac, 7.25%, 7/1/10, $4,675,000 par
George Gee Porsche, 7.78%, 7/1/10, $2,500,000 par
Greenwood Residences, 7.63%, 4/1/08, $2,112,382 par
Highland Park I, 6.77%, 3/1/11, $9,443,590 par
Mandala Agency Building, 6.38%, $2,175,000 par
Northrop Grumman Campus I, 7.94%, 12/1/08, $5,700,000 par
Peony Promenade, 6.93%, 6/1/13, $4,876,655 par
Revere Apartments, 6.28%, 5/1/09, $1,687,228
RL Stowe Portfolio, 6.83%, 11/1/12, $8,225,000
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,845,627 par
Town Square #6, 7.40%, 9/1/12, $3,774,365 par
Victory Packaging, 8.53%, 1/1/12, $2,409,604 par
(3)	Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 55,000 shares
BRE Properties, Series C, 68,000 shares
BRE Properties, Series D, 3,434 shares
Developers Diversified Realty, Series H, 13,437 shares
Developers Diversified Realty, Series I, 52,912 shares
Duke Realty, Series L, 71,000 shares
EastGroup Properties, Series D, 70,400 shares
Health Care Properties, Series E, 3,510 shares
Health Care Properties, Series F, 42,800 shares
Hospitality Properties Trust, Series C, 135,000 shares
HRPT Properties Trust, Series C, 50,000 shares
Kimco Realty, Series G, 40,000 shares
PS Business Park, Series H, 30,000 shares
PS Business Park, Series I, 16,000 shares
PS Business Park, Series M, 22,210 shares
Public Storage, Series E, 65,000 shares
Public Storage, Series M, 68,000 shares
Realty Income, Series D, 60,000 shares
Realty Income, Series E, 49,500 shares
Regency Centers, Series D, 5,888 shares
Regency Centers, Series E, 64,000 shares
UDR, Series G, 120,000 shares
Vornado Realty Trust, Series F, 119,400 shares
Vornado Realty Trust, Series I, 6,000 shares
Weingarten Realty Investors, Series F, 120,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $50,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $50,00,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $15,500,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $15,500,000 lending commitment.

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(d)	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage services) on November 30, 2007.

(e)	Variable Rate Security - The rate shown is the net coupon rate in effect on November 30, 2007.

2007 Quarterly Report  American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (concluded)

(f)
Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2007.

(g)	Loan or a portion of this loan is not current on interest and/or principal payments.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(i)
On November 30, 2007, the cost of investments in securities for federal income tax purposes was $197,297,109. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$4,524,933
Gross unrealized depreciation	(6,444,079)
Net unrealized depreciation	$(1,919,146)

2007 Quarterly Report  American Select Portfolio

Item 2—Controls and Procedures

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 - Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr. President Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr. President Date: January 17, 2008

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr. Treasurer Date: January 17, 2008